Rule 497(e)
                                                        Reg. No. 33-45437
                                                        File No. 811-6549

                                   SUPPLEMENT

               to the Prospectus of America's Utility Fund Inc.
                               dated May 24, 1996


        The Fund has implemented new minimum investment and minimum balance amounts.

        Investments through an installment plan. If you opened a Fund account after September 1, 1996 and participate in an installment plan, or if you invest through an installment plan that begins a monthly cycle after September 1, 1996, the minimum monthly investment will now be $40. Any references in the Fund's Prospectus to a lower minimum are hereby replaced by a reference to the new $40 minimum.

        Minimum Fund balance. The Fund has adopted a new minimum investment balance of $1,000. The new minimum will become effective on September 1, 1999. If at any time after that date your investment balance is less than $1,000, the Fund may choose to redeem your shares and pay you for them. You will receive at least 60 days written notice before the Fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption.

        For more information about either of these changes, please contact America's Utility Service Company, Inc., at 1-800-487-3863.